SG Cowen & Company 4th Annual Consumer Conference

Forward-Looking Statements The following information contains, or may be deemed to contain, "forward- looking statements" (as defined in the U.S. Private Securities Litigation Reform Act of 1995). By their nature, forward-looking statements involve risks and uncertainties because they relate to events and depend on circumstances that may or may not occur in the future. The forward-looking statements are subject to risks, uncertainties and assumptions, including but not limited to competitive pressures, the overall condition of the national and regional economy, factors affecting the import of products, factors impacting consumer spending and driving habits such as high gas prices, war and terrorism and natural disasters, consumer debt levels and inflation, demand for our products, conditions affecting new store development, weather and regional conditions, risks related to our recently completed acquisition of Murray's Inc. and compliance with Section 404 of the Sarbanes-Oxley Act and litigation and regulatory matters. The future results of the Company may vary from the results expressed in, or implied by, the following forward- looking statements, probably to a material degree. For discussion of some of the important factors that could cause the Company's results to differ from those expressed in, or implied by, the following forward-looking statements, please refer to our periodic and other filings with the Securities and Exchange Commission. The Company undertakes no obligation to update or revise any forward-looking statements. Earnings per share and other financial data are presented on a comparable basis.

COMPANY OVERVIEW Martin Fraser, President & COO James Riley, Sr. VP & CFO

WHO IS CSK AUTO? Founded in 1969 Founded in 1917 Founded in 1947 High Unaided Name Recognition Four Brand Names = One Fully Integrated Operating Format Founded in 1972

Dominant Auto Parts Retailer in Western U.S. #1 market position in 22 out of 32 geographic markets based on store count HI 11 Checker Auto Parts AK 11 Schuck's Auto Supply Kragen Auto Parts As of December 19, 2005 - 1,263 Auto Parts Stores Ohio OR 46 WA 144 ID 31 MT 10 WY 10 UT 46 AZ 116 NV 42 CO 71 NM 28 CA 476 MN 57 TX 15 ND 7 SD 4 WI 28 OH 10 IN IL 45 MI 50 Murray's Discount Auto Stores 5

G.R.E.A.T. Rewards Program

Innovative Merchandising Strategy First to market High performance products Successful garage category

Profitable Commercial Business Represented approximately 18% of total business pre-Murray's acquisition Leverages existing infrastructure investments Highly successful national account program Increasing market share Commercial Center Customer Direct To

Integrated Inventory Sourcing System Greatest Number of Available Products for Our Customers Sku counts are approximate In Store 18,000 Skus On-Line Vendor Network 250,000 Skus Priority Parts Depots 65,000 Skus Next Day Parts 1,000,000 Skus Special Order Parts 3,000,000 Skus

Highly Efficient Delivery System Network of 32 strategically located priority parts depots Ohio OR WA ID MT WY UT AZ NV CO NM CA MN TX ND SD OH IN IL MI WI HI AK Regional Distribution Centers Main Distribution Centers

Customer Friendly and Efficient Store- Level Systems + Satellite-based, point-of-sale systems Investment in Systems Provides Significant Competitive Advantage = CSK Advantage + Comprehensive electronic parts catalog + On-line commercial signature capture + Kiosk systems for customer parts look-up

Advertising & Marketing Print Motor Sports Baseball

MURRAY'S ACQUISITION

Murray's Overview Business description Store locations Other information Alabama Arizona Arkansas California Colorado Connecticut Delaware Florida Georgia Idaho Iowa Kansas Kentucky Louisiana Maine Maryland Massachusetts Minnesota Mississippi Missouri Montana Nebraska Nevada New Hampshir e New Jersey New Mexico New York North Carolina North Dakota Oklahoma Oregon Pennsylvania Rhode Island South Carolina South Dakota Tennessee Texas Utah Vermont Virginia Washington West Virginia Wisconsin Wyoming D.C. Illinois Indiana Michigan Ohio The company operated 110 auto parts stores in Illinois, Indiana, Michigan and Ohio as of 12/19/2005 In addition to brand-name auto parts, the stores provide services for auto-do-it-yourselfers, such as system and component testing and recycling Headquarters: Belleville, Michigan 2004 sales: $225mm 2005 projected sales: $235mm Number of employees: 2,200 Average store size: 10,500 sq. ft 2004 EBITDA: $20mm 2005 projected EBITDA: $26mm The Company was founded in 1972 with a single store outside of Detroit Acquired by private equity firm J.W. Childs in March 2003 Murray's has opened 6 new stores in 2005 through December 19 The Company carries more than 50,000 parts in its stores and distribution center More than 200 employees are certified by the National Institute for Automotive Service Excellence (ASE), which certifies repair and service professionals

Strategic rationale and key considerations Strategic rationale Key considerations EPS and cash flow accretive Significant value creation opportunity through synergies Cost reductions Increased buying efficiencies Extension of CSK commercial program to approximately 50+ Murray's stores Establishes presence in geographic regions with growth opportunities Speed / degree of integration Desire to preserve Murray's culture may limit synergy opportunity or defer realization of synergies Differing customer demographics Recent downward trend in comp store sales growth Increased number of new store opportunities for organic growth

Estimated Synergies Buying - Approximately 150 bps going forward (Murray's) Commercial Potential > 52 additional locations G&A Transition Detailed time frame TBD Estimated savings of $5-6 million primarily from accounting, IT, and property management ($2.5 million in 2006; $5.0 million in 2007)

Overview of financing All Debt Consideration Approximately $170 million cash $70 million drawn from existing ABL facility $100 million from issuance of convertible debt Convertible assumptions Coupon = 4.625% / Term = 20 years / 5 year Non-Callable Conversion price $20.06 (35% premium) 5.0 million underlying shares For EPS purposes, convertible security treated as a debt instrument1 Financing fees = $2.6mm (3.0%) Amortized over 5 years 1 Convertible security accounted for using the Treasury Stock method (i.e., treated as a debt instrument; incremental shares for diluted share calculation only reported if security is "in the money;" if "in the money" assumes issuer repays principal cash at conversion with premium paid in shares)

Capital Structure After Acquisition $325 million asset-based senior credit facility (LIBOR + 150 bps) $125 million senior exchangeable unsecured notes (3.375%) $25 million stock repurchased (approx. 1.4 million shares) in July 2005 $100 million senior exchangeable unsecured notes (4.625%) $225 million of 7% senior subordinated notes due 20141 1 $100 million of the $225 million subject to variable rate in connection with interest rate swap entered into in April 2004

'00 '01 '02 '03 '04 Sales 1452 1439 1506.6 1578 1577.5 Sales Growth ($ in thousands) Comp Sales 2% 1% 7% 6% -1% Total Sales 16% 1%** 5% 5% 0% *FY 2000 had 53 weeks - Week 53 sales were $26 million **Percentage based on 52 weeks in 2000 *

2002* 2003* 2004* 2005E Store count 1109 1114 1134 1273 New and relocated stores 17 25 40 40 Total Store Count New Store Growth New and Relocated Stores *Figures represent CSK Auto stores only for 2002-2004

Operating Profit 2002 2003 2004 39 Wks 2005 Op Income 71.624 84.503 96.128 78 ($ in millions) % of Sales 4.8% 5.4% 6.1% 6.4%

Interest Expense '01 '02 '03 '04 '05* Op Profit 62.8 63.5 52.4 33.4 41 ($ in millions) * 2005 interest expense is annualized to reflect the Murray's acquisition

'01 '03 '04 Q3 '05 Est. Q4 '05 Total Net Debt 660.3 489.505 440.765 376 567.1 Company Focus on Reducing Net Debt ($ in Millions)

EBITDA Growth* '01 '02 '03 '04 EBITDA 110.2 123.9 137.3 142.1 *EBITDA, as adjusted for non-comparable items

SG Cowen & Company 4th Annual Consumer Conference This presentation is available at our website www.cskauto.com Click "Investors," then "Presentations"

Reconciliation of GAAP Net Income to Adjusted EBITDA

Reconciliation of EBITDA to Cash Flow from Operating Activities and of Net Debt to Total Debt

Key Statistics ($ in Millions) *Inventory figures exclude supplies **Net cash provided by operating activities ***Free Cash Flow is Operating Cash Flow minus Capital Expenditures